Leases (Notes)	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
Leases
Leases
Operating Leases
We lease both real estate and equipment used in our operations. As of December 31, 2017, the remaining term of our operating leases ranged from 1 to 80 years with various automatic extensions. For the years ended December 31, 2017, 2016 and 2015, rent expense for operating leases was $84 million, $74 million, and $72 million, respectively. In addition to minimum rental commitments, certain of our operating leases provide for contingent rentals based on a percentage of revenues in excess of specified amounts. However, such amounts are not considered material.
Failed Sale-Leaseback Financing Obligations
As described in Note 1 and Note 4, in conjunction with CEOC’s emergence from bankruptcy, OpCo, which was acquired by CEC and then immediately merged with and into CEOC LLC, with CEOC LLC as the surviving entity, entered into the CEOC LLC Leases with VICI on the Effective Date. Additionally, on December 22, 2017, Harrah’s Las Vegas sold certain real estate assets to VICI and simultaneously entered into the HLV Lease.
Each lease agreement provides for fixed rent (subject to escalation) during an initial term, then rent consisting of both base rent and variable percentage rent elements, and has a 15-year initial term and four five-year renewal options. The CEOC LLC Leases and the HLV Lease provide for annual fixed rent of $640 million and $87 million, respectively. Each of the leases includes escalation provisions beginning at various points in the initial term and continuing through the renewal terms equal to the greater of either: (i) 1% or 2% (varies by lease) or (ii) the Consumer Price Index. The leases also include provisions for contingent rental payments calculated based on a percentage of net revenue of the underlying lease properties commencing in year two of the Caesars Palace lease, in year six of the remaining CEOC LLC Leases, and year eight for the HLV Lease.
The leases were evaluated as a sale-leaseback of real estate. Under the expected terms of the lease agreements, we are required to contribute to a FF&E reserve account that VICI may use as collateral in a future VICI financing. We determined that this contingent-collateral arrangement represents a prohibited form of continuing involvement. Among other things, we estimated that the length of the leases, including optional renewal periods, would represent substantially all (90% or more) of the remaining economic lives of the properties and facilities subject to the leases, and the terms of the renewal options give the Company the ability to renew the lease at a rate that has the potential of being less than a fair market value rate as determined at the time of renewal. These, among certain other conditions, represent a prohibited form of continuing involvement. Therefore, we determined that these transactions did not qualify for sale-leaseback accounting, and we accounted for the transaction as a financing.
For a failed sale-leaseback transaction, the real estate assets generally remain on the consolidated balance sheet at their historical net book value and are depreciated over their remaining useful lives while a failed sale-leaseback financing obligation is recognized for the proceeds received. For the CEOC LLC Leases transaction, the real estate assets that were sold to VICI and leased back by OpCo were first adjusted to fair value upon CEOC’s emergence from bankruptcy and the failed sale-leaseback financing obligation was recognized at an amount equal to this fair value. CEC then recognized a failed sale-leaseback financing obligation equal to this fair value as part of the acquisition of OpCo (see Note 4).
As described above, for failed sale-leaseback transactions, we continue to reflect the real estate assets on our Balance Sheets in Property and equipment, net as if we were the legal owner, and we continue to recognize depreciation expense over the estimated useful lives. We do not recognize rent expense related to the leases, but we have recorded a liability for the failed sale-leaseback obligations and the majority of the periodic lease payments are recognized as interest expense. In the initial periods, cash payments are less than the interest expense recognized in the Statements of Operations, which causes the related sale-leaseback liability to increase during the beginning of the lease term.
Future Minimum Lease Commitments

(In millions)	Operating Leases	Financing Obligation
2018	$67	$666
2019	55	730
2020	54	734
2021	53	739
2022	49	745
Thereafter	1,018	36,330
Total minimum rental commitments	$1,296	$39,944

Guarantee for Failed Sale-Leaseback
Subject to certain exceptions, the payment of all monetary obligations under the CEOC LLC Leases is guaranteed by CEC and the payment of all monetary obligations under the HLV Lease is guaranteed by CRC.